UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
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GenCorp Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on March 30, 2011 . GENCORP INC. 00000818571 R1.0.0.11033 GENCORP INC. P.O. BOX 537012 SACRAMENTO CA 95853-7012 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 Meeting Information Meeting Type: Annual Meeting For holders as of: February 01, 2011 Date: March 30, 2011 Time: 9:00 AM EST Location: Omni Berkshire Place 21 East 52nd Street New York, New York You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions. BARCODE Broadridge Internal Use Only Job # Envelope # Sequence # # of # Sequence #

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 1. Annual Report 2. Notice & Proxy Statement How to View Online: Have the information that is printed in the box marked by the arrow ? XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow ?XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before March 16, 2011 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow 3 XXXX XXXX XXXX available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. 00000818572 R1.0.0.11033 Internal Use Only

Voting items

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees

01 Thomas A, Corcoran 02 James R. Henderson 03 Warren G. Lichtenstein 04 David A. Lorber 05 James H. Perry
06 Scott J. Seymour 07 Martin Turchin 08 Robert C. Woods

The Board of Directors recommends you vote FOR proposals 2 and 3.

2. To approve an amendment to the GenCorp Amended and Restated 2009 Equity and Performance Incentive Plan to eliminate the limitation on the number of shares available to be issued as Full Value Awards.

3. To approve an advisory resolution regarding the compensation of GenCorp's named executive officers.

The Board of Directors recommends you vote 1 YEAR on the following proposal:

4. To approve an advisory vote on the frequency at which GenCorp should include an advisory vote regarding the compensation of GenCorp's named executive officers.

The Board of Directors recommends you vote FOR the following proposal:

5. Ratification of the Audit Committee's appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company.

B A R C O D E

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Reserved for Broadridge Internal Control Information NAME THE THE COMPANY COMPANY NAME NAME INC INC .. — COMMON CLASS A 123,456,789,012 123,456,789,012. .12345 12345 THE THE COMPANY COMPANY NAME NAME INC INC. . — - CLASS CLASS C B 123,456,789,012 123,456,789,012. .12345 12345 THE COMPANY NAME INC. — CLASS D 123,456,789,012.12345 THE THE COMPANY COMPANY NAME NAME INC INC. . — - CLASS CLASS E F 123,456,789,012 123,456,789,012. .12345 12345 THE COMPANY NAME INC. — 401 K 123,456,789,012.12345 THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE Broadridge Internal Use Only Job # Envelope # Sequence # # of # Sequence # 00000818574 R1.0.0.11033